                                                                  Exhibit No. 99


Balance           $129,092,000.00  Delay            24
Initial Coupon    4.1332377        Dated            5/1/2004
Settle            5/28/2004        First Payment    6/25/2004

Price            5 CPR         10 CPR         15 CPR         20 CPR         25 CPR         30 CPR         40 CPR         50 CPR
                To Roll        To Roll        To Roll        To Roll        To Roll        To Roll        To Roll        To Roll
                 Yield          Yield          Yield          Yield          Yield          Yield          Yield          Yield
98-08.50         4.555          4.606          4.663          4.727          4.799          4.881          5.078          5.329
98-09.50         4.547          4.596          4.652          4.715          4.786          4.866          5.059          5.304
98-10.50         4.539          4.587          4.641          4.703          4.772          4.851          5.039          5.279
98-11.50         4.530          4.577          4.631          4.691          4.758          4.835          5.019          5.253
98-12.50         4.522          4.568          4.620          4.679          4.745          4.820          4.999          5.228
98-13.50         4.513          4.558          4.609          4.666          4.731          4.804          4.980          5.203
98-14.50         4.505          4.549          4.599          4.654          4.717          4.789          4.960          5.178
98-15.50         4.497          4.539          4.588          4.642          4.704          4.773          4.940          5.153
98-16.50         4.488          4.530          4.577          4.630          4.690          4.758          4.920          5.128

WAL              4.260          3.756          3.308          2.918          2.572          2.267          1.761          1.368
Mod Durn         3.787          3.350          2.961          2.620          2.318          2.050          1.604          1.257
Principal
Window        Jun04 - Apr09  Jun04 - Apr09  Jun04 - Apr09  Jun04 - Apr09  Jun04 - Apr09  Jun04 - Apr09  Jun04 - Apr09  Jun04 - Apr09

LIBOR_1YR       1.88125        1.88125        1.88125        1.88125        1.88125        1.88125        1.88125        1.88125
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This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.



Balance     $129,092,000.00  Delay          24               WAC(2)        4.385237655         WAM(2)            358
Coupon      4.133237655      Dated          5/1/2004         NET(2)        4.133237655         WALA(2)             1
Settle      5/28/2004        First Payment  6/25/2004

Price                    1               2              3              4              5              6             7               8
                     Yield           Yield          Yield          Yield          Yield          Yield         Yield           Yield
  98-08.50           4.555           4.606          4.663          4.727          4.799          4.881         5.078           5.329
  98-09.50           4.547           4.596          4.652          4.715          4.786          4.866         5.059           5.304
  98-10.50           4.539           4.587          4.641          4.703          4.772          4.851         5.039           5.279
  98-11.50           4.530           4.577          4.631          4.691          4.758          4.835         5.019           5.253
  98-12.50           4.522           4.568          4.620          4.679          4.745          4.820         4.999           5.228
  98-13.50           4.513           4.558          4.609          4.666          4.731          4.804         4.980           5.203
  98-14.50           4.505           4.549          4.599          4.654          4.717          4.789         4.960           5.178
  98-15.50           4.497           4.539          4.588          4.642          4.704          4.773         4.940           5.153
  98-16.50           4.488           4.530          4.577          4.630          4.690          4.758         4.920           5.128

       WAL           4.260           3.756          3.308          2.918          2.572          2.267         1.761           1.368
  Mod Durn           3.787           3.350          2.961          2.620          2.318          2.050         1.604           1.257
 Principal
    Window   Jun04 - Apr09   Jun04 - Apr09  Jun04 - Apr09  Jun04 - Apr09  Jun04 - Apr09  Jun04 - Apr09  Jun04 - Apr09  Jun04 - Apr09

 LIBOR_1YR         1.88125         1.88125        1.88125        1.88125        1.88125        1.88125       1.88125         1.88125
    Prepay           5 CPR          10 CPR         15 CPR         20 CPR         25 CPR         30 CPR        40 CPR          50 CPR
  Optional
Redemption            Call            Call           Call           Call           Call           Call          Call            Call
                 (N,N,N,N)        (N,N,N,N)     (N,N,N,N)      (N,N,N,N)      (N,N,N,N)      (N,N,N,N)     (N,N,N,N)       (N,N,N,N)

  Treasury Mat 2Yr 3yr   4Yr  5Yr
           Yld 2.5 3.1 3.465 3.83
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